U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported):  November 26, 2003
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                                 HELIX BIOMEDIX, INC.
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               (Exact Name of Registrant as Specified in Charter)


Commission file number: 033-20897
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        DELAWARE                                      91-2099117
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(State or other jurisdiction                (I.R.S. Employer Identification No.)
of incorporation or organization)


              22122 20TH AVENUE S.E., SUITE 148, BOTHELL, WA 98021
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              (Address of principal executive offices) (Zip Code)


                                 (425) 402-8400
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               Registrant's telephone number, including area code

                              Helix BioMedix, Inc.

Information to be Included in the Report

Item 5.   Other Events and Regulation FD Disclosure

          Kerry Palmer, the Company's Chief Financial Officer, resigned for personal reasons effective November 26, 2003. The Company expects to add a new accounting officer by year-end. The Company issued a press release related to Mr. Palmer's resignation on November 28, 2003. A copy of the press release is attached and incorporated herein by reference as Exhibit 99.1.






                                   SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 Helix BioMedix Inc.
                                 (Registrant)


Date: November 28, 2003         /s/ R. Stephen Beatty
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                                R. Stephen Beatty
                                President and Chief Executive Officer